Summary Prospectus Supplement

June 15, 2017

Morgan Stanley Institutional Fund Trust

Supplement dated June 15, 2017 to the Morgan Stanley Institutional Fund Trust
Summary Prospectus dated May 1, 2017

Global Multi-Asset Income Portfolio

Effective June 30, 2017, the second sentence of the first paragraph of the section of the Summary Prospectus entitled "Purchase and Sale of Portfolio Shares" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser.

Please retain this supplement for future reference.

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